                                                                   Exhibit 10.12
                                                                   -------------

                     WAIVER AND AMENDMENT AGREEMENT NO. 3

          WAIVER AND AMENDMENT AGREEMENT NO. 3 (this "Agreement") dated as of
                                                      ---------
January 12, 1999 to the Amended and Restated Credit Agreement, dated as of April 1, 1998 (as the same has been or may be amended, restated, modified or supplemented from time to time in accordance with its terms, the "Credit
                                                                  ------
Agreement"), among Matthews Studio Equipment Group, a California corporation
---------
("Parent"), Matthews Studio Sales, Inc., a California corporation ("MSSI"),
--------                                                            ----
Hollywood Rental Company, LLC, a Delaware limited liability company ("HRCL"),
                                                                      ----
Matthews Studio Electronics, Inc., a California corporation ("MSE"), Matthews
                                                              ---
Acceptance Corporation, a California corporation ("MAC"), Duke City Video, Inc.,
                                                   ---
a New Mexico corporation ("Duke"), HDI Holdings, Inc., a Kentucky corporation
                           ----
("HDI"), Four Star Lighting, Inc., a New York corporation ("Four Star", and
-----                                                       ---------
collectively with Parent, MSSI, HRCL, MSE, MAC, Duke and HDI, each a "Borrower"
                                                                      --------
and collectively, the "Borrowers"), the Guarantors named therein, the lenders
                       ---------
named therein (collectively, the "Lenders"), and The Chase Manhattan Bank, as
                                  -------
agent for the Lenders (in such capacity, the "Agent").  Capitalized terms used
                                              -----
herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

          WHEREAS, the Borrowers have requested that the Lenders agree to waive and amend certain terms and provisions of the Credit Agreement;

          WHEREAS, the Lenders have agreed to waive certain conditions of the Credit Agreement as described herein; and

          WHEREAS, the Lenders, Borrowers and Guarantors have agreed to amend the Credit Agreement as described herein;

          NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

     SECTION 1.     WAIVERS TO CREDIT AGREEMENT

          1.1 The Lenders hereby waive Section 7.01 of the Credit Agreement as it applies to the ING Security Agreement, dated January 12, 1999 among ING and the Borrowers and the Guarantors (the "ING Security Agreement") pursuant to
                                       ----------------------
which ING shall have a Lien (which Lien shall be junior to the lien of the Agent in all respects) on all of the assets of the Borrowers and the Guarantors.

          1.2 The Lenders hereby waive Section 7.03 of the Credit Agreement as it applies to the incurrence by the Borrowers and the Guarantors of obligations to ING under the Reimbursement Agreement, dated January 12, 1999 among ING and the Borrowers and the Guarantors, and to the repayment obligation of the Borrowers which shall arise in the event that the Agent draws on the ING Letter of Credit.

          1.3 The Lenders hereby waive the requirements of Section 7.09 of the Credit Agreement as it applies to the Fiscal Year ended September 30, 1998.

          1.4 The Lenders hereby waive the requirements of Section 7.20 of the Credit Agreement as it applies to the ING Letter of Credit, the ING Security Agreement and any other document executed in connection therewith.

          1.5  Except for the specific waivers set forth in Sections 1.1, 1.2,
1.3 and 1.4 above, nothing herein shall be deemed to be a waiver of any covenant or agreement contained in the Credit Agreement, and the Borrowers and Guarantors hereby agree that all of the covenants and agreements contained in the Credit Agreement are hereby ratified and confirmed in all respects.

     SECTION 2.     AMENDMENTS TO CREDIT AGREEMENT

          2.1 Schedule 2.01(b) to the Credit Agreement is hereby deleted in its entirety and Schedule 2.01(b) attached hereto is substituted therefor.

          2.2 The amount "$80,000,000" as it appears in the preamble of the Credit Agreement is hereby deleted and the amount "$77,000,000" is substituted therefor.

          2.3 The amount "$64,000,000" as it appears in the preamble of the Credit Agreement is hereby deleted and the amount "$61,000,000" is substituted therefor.

          2.4  The definition of "Debt Service Coverage Ratio" as it appears in
Section 1.01 of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

               "Debt Service Coverage Ratio" shall mean, with respect to any
                ---------------------------
     person for any four quarter period, the ratio of (i) the sum of (x) Net Income plus (y) depreciation and amortization minus (z) Capital
            ----                                   -----
     Expenditures (including cash down payments or up-front payments, if any, required by any Capital Leases entered into during the four fiscal quarter period (but only including those Capital Leases entered into after September 30, 1998), but excluding Capital Expenditures paid for with proceeds of Revolving Credit Loans and excluding amounts required pursuant to GAAP to be recognized as the costs of assets acquired under Capital Leases) to (ii) the aggregate Debt Service Expense of such person for the four most recent consecutive fiscal quarters ending on or prior to the date of determination. Notwithstanding the foregoing sentence, for the fiscal quarters ending 6/30/99 and 9/30/99 Debt Service Coverage Ratio shall be calculated on a building 3 and 4 fiscal quarter basis; after 9/30/99 Debt Service Coverage shall be calculated in accordance with the immediately preceding sentence.

          2.5 The definition of "EBITDA" as it appears in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

               "EBITDA" shall mean, with respect to any person for any period,
                ------
     the sum of (i) Net Income, (ii) Interest Expense, (iii) depreciation and amortization of intangible assets and (iv) federal, state and local income taxes, in each case of such person for such period, computed and calculated in accordance with GAAP. Notwithstanding the foregoing sentence and solely for the purpose of calculating Leverage Ratio the Parent and its subsidiaries shall be deemed to have had EBITDA of $2,656,000, $2,900,000 and $2,312,000 for the fiscal quarters ended 3/31/98, 6/30/98 and 9/30/98, respectively.

          2.6  The definition of "Interest Coverage Ratio" as it appears in
Section 1.01 of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

               "Interest Coverage Ratio" shall mean, with respect to any person
                -----------------------
     for any four-quarter period, the ratio of (i) the sum of (x) EBITDA less
                                                                         ----
     (y) Capital Expenditures (including cash down payments or up-front payments, if any, required by any Capital Leases entered into during the four fiscal quarter period (but only including those Capital Leases entered into after September 30, 1998), but excluding amounts required pursuant to GAAP to be recognized as the costs of assets acquired under Capital Leases) for the four most recent consecutive fiscal quarters ending on or prior to the date of determination, to (ii) the Cash Interest Expense of such person for such four-quarter period. Notwithstanding the foregoing sentence, for the fiscal quarters ending 6/30/99 and 9/30/99, Interest Coverage Ratio shall be calculated on a building 3 and 4 fiscal quarter basis; after 9/30/99 Interest Coverage Ratio shall be calculated in accordance with the immediately preceding sentence.

          2.7 The definition of "Leverage Ratio" as it appears in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

          "Leverage Ratio" with respect to any person at the end of any fiscal
           --------------
     quarter shall mean the ratio of (i) total Funded Indebtedness of such person as at the date of determination to (ii) EBITDA (adjusted to include the trailing EBITDA of any person acquired by such person as a Permitted Acquisition and to exclude the trailing EBITDA of MSEI, in each case on a basis satisfactory to the Agent) of such person for the four most recent consecutive fiscal quarters ending on or prior to the date of determination.

          2.8 The following definitions hereby added to Section 1.01 in their proper alphabetical order:

     "Disney Assets" shall mean those certain assets purchased by Parent
      -------------
     pursuant to that certain Asset Purchase Agreement, dated March 26, 1998 between Parent and Disney Production Services, Inc.

     "ING Letter of Credit" shall mean that certain letter of credit issued by
      --------------------
     ING (U.S.) Capital Corporation in the face amount of $3,000,000, naming the Agent as the beneficiary and on terms and conditions satisfactory to the Agent

          2.9  The phrase ", plus, (vi) the maximum amount potentially drawable
                             ----
under the ING Letter of Credit at such time" is hereby added immediately before the phrase "(this clause (1)(B) referred to herein as the "Borrowing Base")" as
                                                           --------------
it appears in Section 2.01(b) of the Credit Agreement.

          2.10 The phrase "provided, however, the inclusion of the Disney Assets
                           --------  -------
in the Borrowing Base shall not increase the Borrowing Base more than $1,700,000" is hereby added at the end of the penultimate sentence in the first full paragraph of Section 2.01(b) of the Credit Agreement.

          2.11 The grid contained in the definition of "Interest Margin" in
Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:


Leverage Ratio               Alternate Base Rate       LIBO Rate
--------------                 Interest Margin      Interest Margin
                             --------------------   ----------------
0 - 2.00 to 1.00                       0%                 1.50%

2.01 - 2.50 to 1.00                    0%                 1.75%

2.51 - 3.00 to 1.00                    0%                 2.00%

3.01 - 3.50 to 1.00                 0.25%                 2.25%

3.51 - 4.00 to 1.00                 0.50%                 2.50%

4.01 - 5.00 to 1.00                 0.75%                 2.75%

5.01 or greater to 1.00             1.25%                 3.25%

          2.12 Section 7.07 of the Credit Agreement is hereby amended in its entirety to read as follows:

               SECTION 7.07.  Capital Expenditures.  Permit the aggregate
                              --------------------
          amount of payments made for Capital Expenditures, including Capitalized Lease Obligations and Indebtedness secured by Liens permitted under Section 7.01(e) hereof, in each of the periods indicated below to exceed the following amounts for the Parent and its Consolidated subsidiaries:


                    Period                                   Maximum Amount
                    ------                                   --------------
          Fiscal Year ending September 30, 1998                $10,600,000

          Fiscal Year ending September 30, 1999                $ 7,000,000

          Fiscal Year ending September 30, 2000                $11,500,000

          Fiscal Year ending September 30, 2001                $11,500,000

          Fiscal Year ending September 30, 2002                $11,500,000

          provided, however, the maximum amount permitted in any Fiscal Year
          --------  -------
          (other than the Fiscal Years ending September 30, 1998 and September 30, 1999) shall be increased by 25% of such amount if in the immediately preceding Fiscal Year the ratio of total Funded Indebtedness to EBITDA (adjusted to include EBITDA of Permitted Acquisitions during such year) for the Parent and its Consolidated subsidiaries was less than 3.50:1.00; and provided, further, that
                                                    --------  -------
          $2,000,000 of the amount permitted to be expended with respect to the Fiscal Year ended September 30, 1999 or any Fiscal Year thereafter (as set forth above) may be carried over and may be expended in the immediately succeeding Fiscal Year (but not in any other Fiscal Year); provided, further, that for the Fiscal Year ending September 30, 1999
          --------  -------
          the Capital Expenditures for all Borrowers other than Four Star shall not in the aggregate exceed $3,000,000.

          2.13 Section 7.08 of the Credit Agreement is hereby amended in its entirety to read as follows:

               SECTION 7.08 Net Worth.  Permit the Net Worth of the Parent and
                            ----------
          its Consolidated subsidiaries at any time to be less than the respective amounts set forth below for the periods indicated:


          Period                               Amount
          ------                               ------
          9/30/98                              $2,300,000

          10/1/1998 through and
            including 12/31/98                 $1,020,000

          1/1/1999 through and
            including 3/31/99                  $  380,000

          4/1/1999 through and
            including 6/30/99                  $  200,000

          7/1/1999 through and
            including 9/29/00                  $   10,000

          9/30/00 through and                  The sum of (x) $10,000 plus
           including 9/29/2001                 (y) the greater of (i)
                                               $1,000,000 or (ii) 85% of Net
                                               Income of the Parent and its
                                               Consolidated subsidiaries for
                                               Fiscal Year ending 9/30/2000.


          9/30/2001 through and                The sum of (x) $10,000 plus
           including the Final                 (y) the greater of (i)
           Maturity Date                       $4,000,000 or (ii) 85% of Net
                                               Income of the Parent and its
                                               Consolidated subsidiaries for
                                               the two Fiscal Year period
                                               ending 9/30/2001.

          2.14 Section 7.09 of the Credit Agreement is hereby amended in its entirety to read as follows:

               SECTION 7.09  Debt Service Coverage Ratio.  Permit the Debt
                             ---------------------------
          Service Coverage Ratio of the Parent and its Consolidated subsidiaries at the end of the fiscal quarter ending June 30, 1999 to be less than 1.00:1.00, thereafter for the fiscal quarter ending September 30, 1999 to be less than 1.10:1.00, thereafter for the fiscal quarters ending December 31, 1999 through March 31, 2000 to be less than 1.50:1.00 and thereafter at the end of each fiscal quarter to be less than 1.75:1.00.

          2.15 Section 7.11 of the Credit Agreement is hereby amended in its entirety to read as follows:

                SECTION 7.11  Interest Coverage Ratio.  Permit the Interest
                             -----------------------
          Coverage Ratio of the Parent and its Consolidated subsidiaries at the end of the fiscal quarters set forth below to be less than the respective amounts set forth below:


                Date                                 Ratio
                ----                                 -----
                6/30/99                              1.15:1.00

                9/30/99                              1.25:1.00

                12/31/99 through and
                  including 9/29/2000                1.75:1.00

                9/30/2000 through and
                  including 9/29/2001                2.00:1.00

                9/30/2001 through and
                  including the Final
                  Maturity Date                      2.25:1.00

          2.16 Section 7.12 of the Credit Agreement is hereby amended in its entirety to read as follows:

                SECTION 7.12  Leverage Ratio.  Permit the Leverage Ratio of
                              ---------------
          the Parent and its Consolidated subsidiaries at the end of the fiscal quarters set forth below to be greater than the respective amounts set forth below:



                Date                                Leverage Ratio
                ----                                --------------
                9/30/98                             6.50:1.00

                12/31/98                            7.35:1.00

                3/31/99                             6.75:1.00

                6/30/99                             6.00:1.00

                9/30/99                             5.00:1.00

                each fiscal quarter
                  ending thereafter                 4.50:1.00

          2.17 Section 7.13 of the Credit Agreement is hereby amended in its entirety to read as follows:

               SECTION 7.13.   EBITDA.  Permit EBITDA of the Parent and its
                               ------
          Consolidated subsidiaries to be less than (i)$10,000,000 for the period October 1, 1997 through September 30, 1998, (ii)$2,750,000 for the period October 1, 1998 through December 31, 1998, (iii)$6,000,000 for the period October 1, 1998 through March 31, 1999, (iv) $10,000,000 for the period October 1, 1998 through June 30, 1999 and
          (v)$15,000,000 for the Fiscal Year ending 9/30/99.

          2.18 The term "ING Documents" as it appears in paragraph (b) of
Section 7.19 is hereby deleted and the term "Subordinated Loan Documents" is substituted therefor.

     SECTION 3.    CONFIRMATION OF LOAN DOCUMENTS

          3.1 Each Loan Party, by its execution and delivery of this Agreement, irrevocably and unconditionally ratifies and confirms in favor of the Agent that it consents to the terms and conditions of the Credit Agreement as it has been amended by this Agreement and that notwithstanding this Agreement, each Loan Document to which such Loan Party is a party shall continue in full force and effect in accordance with its terms, as it has been amended by this Agreement, and is and shall continue to be applicable to all of the Obligations.

     SECTION 4.    CONDITIONS PRECEDENT

          This Agreement shall become effective upon the execution and delivery of counterparts hereof by all parties hereto and the fulfillment of the following conditions:

          4.1 The Agent shall have received the original ING Letter of Credit, a fully executed copy of the ING Security Agreement and any other document executed in connection therewith, all in form and substance satisfactory to the Agent.

          4.2 The Borrowers shall have paid to the Agent (for the ratable benefit of the Lenders) an amendment fee of $50,000.

          4.3 The Agent shall have received a Borrowing Base Certificate dated the date hereof which shall reflect the Borrowing Base after giving effect to the transactions described herein.

          4.4 Messrs. Kaye, Scholer, Fierman, Hays & Handler, LLP, counsel to the Agent, shall have received payment in full for all legal fees charged, and all costs and expenses incurred, by such counsel through the date hereof and all legal fees charged, and all costs and expenses incurred, by such counsel in connection with the transactions contemplated under this Agreement and the other Loan Documents and instruments in connection herewith and therewith.

          4.5 All legal matters in connection with this Agreement shall be satisfactory to the Agent, the Lenders and their respective counsel in their sole discretion.

          4.6 The Agent shall have received a certificate signed by a Financial Officer of each Borrower and Guarantor that (i) both immediately prior to and after giving effect to the transactions contemplated herein all representations and warranties contained in this Agreement or otherwise made in writing to the Agent in connection herewith shall be true and correct, (ii) after giving effect to the transactions contemplated herein there exists no unwaived Default or Event of Default and (iii) after giving effect to the transactions contemplated herein since September 30, 1998, no event has occurred which would result in a Material Adverse Effect.

          4.7 The Agent shall have received a favorable opinion of counsel in form and substance satisfactory to the Agent and its counsel.

          4.8 The Agent shall have received such other documents as the Lenders or the Agent or Agent's counsel shall reasonably deem necessary.

     SECTION 5.    MISCELLANEOUS

          5.1 Each Borrower and each Guarantor reaffirms and restates the representations and warranties set forth in Article IV of the Credit Agreement, as amended by this Agreement and after giving effect to the transactions contemplated herein, and all such representations and warranties shall be true and correct on the date hereof with the same force and effect as if made on such date, except to the extent that any such representations or warranties which are not true or correct shall not in the aggregate result in a Material Adverse Effect. Each Loan Party represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Agent that:

          (a) It has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Agreement and the transactions contemplated hereby and has taken or caused to be taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby;

          (b) No consent of any other person (including, without limitation, shareholders or creditors of any Loan Party), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Agreement;

          (c) This Agreement has been duly executed and delivered on behalf of each Loan Party by a duly authorized officer, and constitutes a legal, valid and binding obligation of each Loan Party enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and the exercise of judicial discretion in accordance with general principles of equity; and

          (d) The execution, delivery and performance of this Agreement will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under any contractual obligation of any Loan Party.

          5.2 Except, as herein expressly amended, the Credit Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

          5.3 All references to the Credit Agreement contained in the Credit Agreement and the other Loan Documents and the other documents and instruments delivered pursuant to or in connection therewith shall mean the Credit Agreement, as amended hereby and as may in the future be amended, restated, supplemented or modified from time to time.

          5.4 This Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

          5.5 Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

          5.6 THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CHOICE OR CONFLICT OF LAW PRINCIPLES THEREOF.

          5.7 The parties hereto shall, at any time and from time to time following the execution of this Agreement, execute and deliver all such further instruments and take all such further actions as may be reasonably necessary or appropriate in order to carry out the provisions of this Agreement.


               [Remainder of this page intentionally left blank.]

     IN WITNESS WHEREOF, the parties hereto have executed this Waiver and Amendment Agreement as of the date first above written.

                         THE CHASE MANHATTAN BANK, as Agent


                         By:         /s/ Donna M. DiForio
                            --------------------------------
                             Name:   Donna M. DiForio
                             Title:  Vice President

                         THE CHASE MANHATTAN BANK, as Lender


                         By:         /s/ Donna M. DiForio
                            ---------------------------------
                             Name:   Donna M. DiForio
                             Title:  Vice President

                         PNC BANK, NATIONAL ASSOCIATION, as Lender


                         By:        /s/ Michael D. Shover
                             --------------------------------
                             Name:  Michael D. Shover
                             Title: Bank Officer

                         WELLS FARGO BANK, N.A., as Lender


                         By:        /s/ Kevin McKhann
                             --------------------------------
                             Name:  Kevin McKhann
                             Title: Vice President

                         CIBC, INC., as Lender


                         By:        /s/ Keith Labbate
                            ------------------------------
                             Name:  Keith Labbate
                             Title: Executive Director
                                    CIBC Oppenheimer Corp., as Agent

                         MELLON BANK, N.A., as Lender


                         By:        /s/ Roger D. Attix
                            ---------------------------------------------
                             Name:  Roger D. Attix
                             Title: Vice President

                         MATTHEWS STUDIO EQUIPMENT GROUP,
                         as a Borrower and as a Guarantor


                         By:        /s/ Carlos D. DeMattos
                            ---------------------------------------------
                            Name:   Carlos D. DeMattos
                            Title:  Chairman of the Board/Chief Executive
                                    Officer

                         HOLLYWOOD RENTAL COMPANY, LLC., (as
                          successor by merger to Hollywood Rental Co.,
                         Inc.), as a Borrower and as a Guarantor


                         By:        /s/ Carlos D. DeMattos
                            ---------------------------------------------
                            Name:   Carlos D. DeMattos
                            Title:  Manager & Chief Financial Officer

                         MATTHEWS STUDIO ELECTRONICS, INC.,
                         as a Borrower and as a Guarantor


                         By:        /s/ Carlos D. DeMattos
                            ---------------------------------------------
                            Name:   Carlos D. DeMattos
                            Title:  Chief Executive Officer

                         MATTHEWS ACCEPTANCE CORPORATION,
                         as a Borrower and as a Guarantor


                         By:        /s/ Carlos D. DeMattos
                            ---------------------------------------------
                            Name:   Carlos D. DeMattos
                            Title:  President

                         DUKE CITY VIDEO, INC.,
                         as a Borrower and as a Guarantor


                         By:        /s/ Carlos D. DeMattos
                            -----------------------------------
                            Name:   Carlos D. DeMattos
                            Title:  President

                         HDI HOLDINGS, INC.,
                         as a Borrower and as a Guarantor


                         By:        /s/ Carlos D. DeMattos
                            -----------------------------------
                            Name:   Carlos D. DeMattos
                            Title:  Chairman of the Board

                         FOUR STAR LIGHTING, INC.,
                         as a Borrower and as a Guarantor


                         By:        /s/ Carlos D. DeMattos
                            -----------------------------------
                            Name:   Carlos D. DeMattos
                            Title:  Chief Executive Officer

                         MATTHEWS STUDIO SALES, INC.,
                         as a Borrower and Guarantor


                         By:        /s/ Carlos D. DeMattos
                            -----------------------------------
                            Name:   Carlos D. DeMattos
                            Title:  President

                         MATTHEWS STUDIO GROUP CENTERS, INC. (f/k/a Matthews Medical Equipment, Inc.), as a Guarantor


                         By:        /s/ Carlos D. DeMattos
                            -----------------------------------
                            Name:   Carlos D. DeMattos
                            Title:  President

                         KEYLITE HOLDINGS, INC., as a Guarantor


                         By:        /s/ Carlos D. DeMattos
                            -----------------------------------
                            Name:   Carlos D. DeMattos
                            Title:  Chief Financial Officer

                         REEL WHEELS, INC., as a Guarantor


                         By:        /s/ Carlos D. DeMattos
                            -----------------------------------
                            Name:   Carlos D. DeMattos
                            Title:  Chief Financial Officer

                         KEYLITE PRODUCTION SERVICES, INC., as
                           a Guarantor


                         By:        /s/ Carlos D. DeMattos
                            -----------------------------------
                            Name:   Carlos D. DeMattos
                            Title:  Chief Financial Officer

                         DUKE CITY HOLDINGS, INC., as a Guarantor


                         By:        /s/ Carlos D. DeMattos
                            -----------------------------------
                            Name:   Carlos D. DeMattos
                            Title:  Chief Executive Officer

                         FOUR STAR HOLDING, INC., as a Guarantor


                         By:        /s/ Carlos D. DeMattos
                            -----------------------------------
                            Name:   Carlos D. DeMattos
                            Title:  President